SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                    CCB FUNDS

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         ------------------------------------------------

     3)  Filing Party:

         ------------------------------------------------

     4)  Date Filed:

         ------------------------------------------------






                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

       (FORMERLY, 111 CORCORAN NORTH CAROLINA MUNICIPAL SECURITIES FUND),

             A PORTFOLIO OF CCB FUNDS (FORMERLY, 111 CORCORAN FUNDS)

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7010

Dear Shareholder:

        The Board of Trustees and management of the CCB Funds are pleased to submit for your vote a proposal to transfer all of the assets of the CCB North Carolina Municipal Securities Fund (the "Fund") to Federated North Carolina Municipal Income Fund (the "Successor Fund"), a portfolio of Federated Municipal Securities Income Trust, a mutual fund advised by Federated Investment Management Company. The Successor Fund has an investment objective similar to that of the Fund in that it seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina and North Carolina municipalities. The Successor Fund pursues this investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina State personal income taxes. As part of the transaction, holders of shares in the Fund would receive Class A Shares of the Successor Fund equal in value to their shares in the Fund and the Fund would be liquidated.

        The Board of Trustees of CCB Funds, as well as Central Carolina Bank & Trust Company, the Fund's investment adviser, and Federated Securities Corp., the Fund's distributor, believe the proposed agreement and plan of reorganization is in the best interests of Fund shareholders.

        We believe the transfer of the Fund's assets in this transaction presents an exciting investment opportunity for our shareholders. Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of all of the Fund's outstanding shares on the record date voted in person or represented by proxy. We hope you share our enthusiasm and will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/proxy statement carefully before you vote.

        THE BOARD OF TRUSTEES BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

           Thank you for your prompt attention and participation.

                                               Sincerely,

                                               Edward C. Gonzales
                                               President

992785 v3; L@1D03!.DOC

                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

        (formerly, 111 Corcoran North Carolina Municipal Securities Fund)

                                 a portfolio of

                                    CCB FUNDS

                         (formerly, 111 Corcoran Funds)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 22, 1999

        A Special Meeting of the shareholders of CCB North Carolina Municipal Securities Fund (the "Fund"), a portfolio of CCB Funds (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on July 22, 1999 to consider the following proposal:

        To approve or disapprove a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Municipal Securities Income Trust, on behalf of its portfolio, Federated North Carolina Municipal Income Fund (the "Successor Fund"), whereby the Successor Fund would acquire all of the assets of the Fund in exchange for Class A Shares of the Successor Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund.

        To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed June 7, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                        By Order of the Board of Trustees,

                                        John W. McGonigle
                                        Secretary

June 18, 1999

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

----------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                  PAGE NO.

ABOUT THE PROXY SOLICITATION AND THE MEETING..........................3

PROPOSAL:  TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF

REORGANIZATION........................................................3

DESCRIPTION OF THE REORGANIZATION AGREEMENT...........................4

REASONS FOR THE PROPOSED REORGANIZATION...............................5

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS.................5

FEDERAL INCOME TAX CONSEQUENCES.......................................6

COMPARISON OF INVESTMENT POLICIES, LIMITATIONS AND RISK FACTORS.......6

COMPARISON OF FEES AND EXPENSES.......................................7

INVESTMENT ADVISORY ARRANGEMENTS AND OTHER FEES.......................8

DISTRIBUTION ARRANGEMENTS.............................................9

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES..........................9

COMPARATIVE INFORMATION AND SHAREHOLDER RIGHTS AND OBLIGATIONS.......11

PROXIES, QUORUM AND VOTING AT THE MEETING............................11

DISSENTER'S RIGHTS OF APPRAISAL......................................12

BENEFICIAL OWNERSHIP.................................................12

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.........12

EXHIBIT A:   FORM OF AGREEMENT AND PLAN OF REORGANIZATION............-1

EXHIBIT B:   FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

             INVESTMENT LIMITATIONS..................................-1

EXHIBIT C:   CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

             INVESTMENT LIMITATIONS..................................-1

                                 PROXY STATEMENT

                  CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND

        (formerly, 111 Corcoran North Carolina Municipal Securities Fund)

                                 a portfolio of

                                    CCB FUNDS

                         (formerly, 111 Corcoran Funds)

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7010

                  ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of CCB Funds (the "Trust"), on behalf of its portfolio CCB North Carolina Municipal Securities Fund (the "Fund"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on July 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Investment Management Company ("FIMCO"), investment adviser to Federated North Carolina Municipal Income Fund (the "Successor Fund"), a portfolio of Municipal Securities Income Trust, a Massachusetts business trust ("MSIT"). In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        At its meeting on May 20, 1999, the Board considered the proposed reorganization of the Fund, and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about June 18, 1999, to shareholders of record at the close of business on June 7, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding _________ shares of beneficial interest.

        The Fund's annual prospectus, which includes audited financial statements for the fiscal year ended May 31, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements, for the period ended November 30, 1998, may be made in writing to the Fund's principal executive offices which are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or by calling toll-free 1-800-386-3111.

                 PROPOSAL: TO APPROVE THE PROPOSED AGREEMENT AND

                             PLAN OF REORGANIZATION

        The Board of Trustees has voted to recommend to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby MSIT, on behalf of the Successor Fund, would acquire all of the assets (subject to the liabilities) of the Fund in exchange for Class A Shares of the Successor Fund to be distributed PRO RATA by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become the owner of the Successor Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.

        MSIT is an open-end management investment company which currently includes five portfolios in addition to the Successor Fund, each of which has its own investment objective. The Successor Fund is a newly-organized portfolio of MSIT with substantially the same objective and investment strategies as the Fund. The Board of Trustees of MSIT has established one class of shares of the Successor Fund, known as Class A Shares. The investment objective of the Successor Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina and North Carolina municipalities. The Successor Fund pursues this investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina state personal income taxes. The Fund has an investment objective similar to that of the Successor Fund in that it seeks to provide income which is exempt from federal regular income tax and North Carolina state income tax. The Fund pursues its investment objective by investing in a portfolio consisting primarily of municipal securities exempt from North Carolina state income taxes and/or federal regular income tax. (See "Comparison of Investment Policies, Limitations and Risk Factors" below.) An investment in the Fund or the Successor Fund is neither insured nor guaranteed by the U.S. government.

        As a condition to the Reorganization transactions, the Trust and MSIT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss for federal income tax purposes will be recognized by either the Fund or the Successor Fund or the shareholders of the Fund and the Successor Fund. The tax basis of the Successor Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.

        Significant components of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Trust, on behalf of the Fund, and MSIT, on behalf of the Successor Fund, a copy of which is attached as Exhibit A to this Proxy Statement.

                   DESCRIPTION OF THE REORGANIZATION AGREEMENT

        The Reorganization Agreement provides that all of the assets of the Fund will be transferred to the Successor Fund, subject to the liabilities of the Fund. Each holder of shares of the Fund will receive the same number (with the same aggregate value) of Class A Shares of the Successor Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the Class A Shares of the Successor Fund.

        Following the transfer of assets and assumption of liabilities of the Fund to and by the Successor Fund, and the issuance of Class A Shares by the Successor Fund to the Fund, the Fund will distribute the Class A Shares of the Successor Fund received by the Fund among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund. In addition to receiving the Class A Shares of the Successor Fund, each shareholder of the Fund will have a right to receive any declared and unpaid dividends or other distributions of the Fund. Following the Reorganization, shareholders of the Fund will be shareholders of the Successor Fund and the Fund will take all steps necessary to effect its termination. It will not be necessary for holders of share certificates of the Fund to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding Class A Shares of the Successor Fund after the Reorganization. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as Class A Shares of the Successor Fund.

        The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after July 23, 1999.

        The Successor Fund's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Fund's shareholders.

        The Reorganization may be terminated at any time prior to its consummation by either the Trust or MSIT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MSIT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of shareholders of the Fund and the Successor Fund; and
(ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be.

                     REASONS FOR THE PROPOSED REORGANIZATION

        The Fund was established in 1991 to provide investors with an opportunity to invest in a professionally managed, non-diversified portfolio investing primarily in North Carolina municipal securities. Although the Board has been satisfied with the Fund's performance, it and Central Carolina Bank & Trust Company ("Central Carolina Bank"), the Fund's investment adviser, believe that certain operating efficiencies may ultimately be achieved by reorganizing the Fund as a portfolio of MSIT rather than remaining as a portfolio of the Trust. For the last several years, in an effort to remain competitive with other investment companies, Central Carolina Bank has waived all of its investment advisory fees and reimbursed the Fund for certain operating expenses, resulting in aggregate fee waivers and expense reimbursements of $276,004 for the Fund's fiscal year ended May 31, 1998. Central Carolina Bank has concluded that it will not be able to continue indefinitely to waive such investment advisory fees and reimburse operating expenses in order to allow the Fund to earn a return on its investments competitive with other investment companies with similar investment objectives. As a result, Central Carolina Bank has recommended to the Board of Trustees that it would be in the best interests of all of the Fund's shareholders that its assets be transferred to MSIT, on behalf of the Successor Fund, in order to reorganize it as a separate portfolio of MSIT. FIMCO, MSIT's investment adviser, similarly recommended to the Board of Trustees of MSIT that the Successor Fund be organized for the purpose of acquiring the Fund's assets and thereby reorganizing the Fund as a portfolio of MSIT. In connection with this proposal, each of MSIT's and the Fund's investment advisers emphasized the comparable advisory services provided to the Fund and the Successor Fund, the substantially identical investment objectives and investment policies of the Fund and the Successor Fund, and the administrative convenience and simplification of management achievable by operating the Fund as a portfolio of MSIT.

              BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

        The Board of Trustees of MSIT, including the Trustees who are not "interested persons," have unanimously concluded that consummation of the Reorganization is in the best interests of MSIT and the shareholders of the Successor Fund, and that the interests of Successor Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MSIT unanimously approved the Reorganization Agreement.

        The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Fund's shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to Fund shareholders the approval of, the Reorganization. Under the terms of the Declaration of Trust, the approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting shares of the Fund as defined under the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

                         FEDERAL INCOME TAX CONSEQUENCES

        As a condition to the Reorganization, the Trust, on behalf of the Fund, and MSIT, on behalf of the Successor Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MSIT, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free "reorganization" under Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Fund upon its receipt of the Fund's assets (subject to the liabilities of the Fund) in exchange for Successor Fund Class A Shares; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets (subject to the liabilities of the Fund) to the Successor Fund in exchange for Successor Fund Class A Shares or upon the distribution (whether actual or constructive) of the Successor Fund Class A Shares to the Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for Successor Fund Class A Shares; (5) the tax basis of the Fund's assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization; (6) the tax basis of Successor Fund Class A Shares received by each shareholder of the Fund pursuant to the Reorganization will be the same as the tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Fund in the hands of the Successor Fund will include the period during which those assets were held by the Fund; and (8) the holding period of the Successor Fund Class A Shares received by each shareholder of the Fund pursuant to the Reorganization will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided the Fund shares were held as capital assets on the date of the Reorganization.

        The Trust and MSIT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

         COMPARISON OF INVESTMENT POLICIES, LIMITATIONS AND RISK FACTORS

        The investment objective of the Successor Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina and North Carolina municipalities. The Successor Fund will pursue its investment objective by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and North Carolina state personal income taxes. Interest from the Successor Fund's investments may be subject to the federal alternative minimum tax for individuals or corporations. The Successor Fund will ordinarily invest at least 65% of its portfolio in investment grade tax exempt securities. The Successor Fund may invest the remainder of its portfolio in lower rated tax exempt securities.

        The investment objective of the Fund is substantially identical to the investment objective of the Successor Fund in that it seeks to provide income which is exempt from federal regular income tax and North Carolina state income tax. The Fund pursues its investment objective by investing in a professionally managed portfolio consisting primarily of municipal securities exempt from North Carolina state income taxes and/or federal regular income tax. The average maturity of the Fund is 5 to 15 years. As a matter of fundamental investment policy, which may not be changed without shareholder approval, the Fund invests its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular income tax or that at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular income tax. In addition, the Fund invests its assets so that, under normal circumstances, at least 65% of the value of its total assets will be invested in North Carolina municipal securities which are exempt from federal regular income tax and North Carolina state income tax. Investments in the Successor Fund or the Fund are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

        Both the Successor Fund and the Fund are subject to certain investment limitations. The investment limitations of the Successor Fund are similar, but not identical to, the Fund's existing investment limitations. Some of the Fund's fundamental limitations reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect, whereas the Successor Fund's fundamental limitations have been modernized to take into account changes in the regulatory, business or industry conditions, practices or requirements. The Successor Fund has slightly increased investment flexibility which will allow the Successor Fund to respond to future investment opportunities. Despite this increased investment flexibility, however, it is not anticipated that the investment limitations of the Successor Fund, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund. A listing of the investment limitations of the Successor Fund is set forth in Exhibit B to this proxy statement. A listing of the current investment limitations of the Fund is set forth in Exhibit C to this proxy statement.

        As with other mutual funds that invest in municipal securities, the Fund is subject to market risks and credit risks. The value of the shares of the Fund will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the Fund's portfolio as well as on market conditions. Generally speaking, lower quality, longer-term securities in which the Fund may invest have greater fluctuation in value than high quality, shorter-term securities. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Prices of fixed income securities also fluctuate with changes in the perceived quality of the credit of their issuers. Since the Fund invests primarily in North Carolina municipal securities which are tax exempt and since it seeks to maximize income derived from North Carolina municipal securities which are tax exempt, it is susceptible to factors adversely affecting the State of North Carolina and issuers of North Carolina municipal securities in additional to generally being subject to the risk factors summarized above. Additionally, the Fund is a non-diversified portfolio of an investment company. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Since the Successor Fund will also invest primarily in North Carolina municipal securities, these risk factors are generally also present in an investment in the Successor Fund. In addition, the Successor Fund may invest up to 35% of its assets in securities rated below investment grade, also known as junk bonds, which generally entail greater market, credit and liquidity risks than investment grade securities.

                         COMPARISON OF FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund or Class A Shares of the Successor Fund. The amounts for Class A Shares of the Successor Fund are based on the estimated expenses of the Successor Fund for the fiscal year ending August 31, 2000. The amounts for shares of the Fund are based on the expenses for the Fund for the fiscal year ended May 31, 1998.

                                 SUCCESSOR FUND

                                                       FUND   (CLASS A SHARES)

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT

Maximum Sales Charge (Load) Imposed on Purchases

   (as a percentage of offering price).............     4.50%        4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or

   redemption proceeds, as applicable).............     None         None
Maximum Sales Charge (Load) Imposed on Reinvested

   Dividends (as a percentage of offering price)...     None         None
Redemption Fee (as a percentage of amount redeemed,
   if applicable)..................................     None         None
Exchange Fee.......................................     None         None

ANNUAL OPERATING EXPENSES (BEFORE WAIVER/

REIMBURSEMENTS)

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A
PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee(1)..................................     0.75%       0.40%
Distribution (12b-1) Fees..........................     None        0.25%(2)
Shareholder Services Fee...........................     None        0.25%
Other Expenses.....................................     0.51%       0.39%
          Total Annual Operating Expenses(3).......     1.26%       1.29%
---------------------
(1) For the fiscal year ended May 31, 1998, the adviser for the Fund voluntarily waived all of its management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The adviser for the Successor Fund anticipates waiving portions of the management fee in the future for the Successor Fund. The adviser can terminate this voluntary waiver at any time in its sole discretion. The management fee paid by the Successor Fund (after the anticipated voluntary waiver) is expected to be 0.15% through the fiscal year ending August 31, 2000.

(2) The Successor Fund does not expect to pay or accrue the Distribution (12b-1) fee of 0.25% through the fiscal year ending August 31, 2000. The distributor can terminate this voluntary waiver at any time in its sole discretion. The Distribution (12b-1) fee paid by the Successor Fund (after the voluntary waiver) is expected to be 0.00% through the fiscal year ending August 31, 2000.

(3) Although not contractually obligated to do so, the adviser waived certain amounts during the year ended May 31, 1998 for the Fund. These are shown below along with the net expenses the Fund ACTUALLY PAID for the year ending May 31, 1998. In addition, although not contractually obligated to do so, the adviser and distributor of the Successor Fund expect to waive certain amounts through the fiscal year ending August 31, 2000. These are shown below along with the net expenses the Successor Fund expects to ACTUALLY PAY through the fiscal year ending August 31, 2000.

                                 Successor Fund
                                  Fund (Class A

                                     Shares)


    Total Waiver of Fund Expenses.....................          0.75%    0.50%
    Total Actual Annual Fund Operating Expenses (after          0.51%    0.79%
       Waivers).......................................

EXAMPLE

        The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in the Successor Fund's Class A Shares.

The  Example  assumes  that you invest  $10,000 in each
respective  fund for the  time  periods  indicated  and
then  redeem  all of your  shares  at the end of  those
periods.  The Example  assumes that your investment has
a 5%  return  each  year  and  that  the  Fund  and the
Successor Fund's operating  expenses are BEFORE WAIVERS
as shown  above  in the  Table  and  remain  the  same.
Although  your  actual  costs  may be  higher or lower,
based on these assumptions your costs would be:.......


                                  1 YEAR   3 YEARS   5 YEARS  10 YEARS


Fund.............................  $ 573     $ 832    $1,110   $1,904
Successor Fund (Class A Shares)..  $ 575     $ 841    $1,126   $1,936

                 INVESTMENT ADVISORY ARRANGEMENTS AND OTHER FEES

        In connection with the Reorganization, the Successor Fund will be subject to an investment advisory agreement between MSIT, on behalf of the Successor Fund, and FIMCO to become effective on or about July 23, 1999. The same general types of investment advisory services currently provided to the Fund by Central Carolina will be provided to the Successor Fund by FIMCO.

        The annual investment advisory fee for the Successor Fund is 0.40 of 1% of the Successor Fund's average daily net assets. The investment adviser to the Successor Fund, FIMCO, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the Successor Fund. This voluntary waiver or reimbursement may be terminated by FIMCO at any time in its sole discretion. The maximum annual management fee for the Fund is 0.75 of 1% of average daily net assets of the Fund. The Fund's investment manager, Central Carolina Bank, may similarly voluntarily choose to waive a portion of its advisory fee or reimburse the Fund for certain expenses and may likewise terminate such waiver or reimbursement at any time in its sole discretion.

        Federated Services Company, an affiliate of FIMCO, provides certain administrative personnel and services necessary to operate the Successor Fund. Federated Administrative Services, also an affiliate of FIMCO, provides certain administrative personnel and services necessary to operate the Fund. Federated Services Company provides these services at an annual rate based upon the average aggregate daily net assets of all Federated Funds. Federated Administrative Services provides these services at an annual rate based upon the average aggregate daily net assets of the Trust. For both Federated Services Company and Federated Administrative Services, the rate charged is 0.15 of 1% on the first $250 million of all such funds' average aggregate daily net assets,
0.125 of 1% on the next $250 million, 0.10 of 1% on the next $250 million and
0.075 of 1% of all such funds' average aggregate daily net assets in excess of $750 million. Federated Services Company's minimum annual administrative fee per portfolio is $125,000 plus $30,000 for each additional class of shares of any such portfolio, while the administrative fee received by Federated Administrative Services during any fiscal year shall be at least $50,000 per portfolio. Federated Services Company or Federated Administrative Services may choose voluntarily to waive a portion of its respective fee.

        The Successor Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25 of 1% of the average daily net asset value of the Class A Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of FIMCO, either will perform shareholder services directly or may select others to perform such services for their customers and may pay them fees. The Fund does not make payments to obtain similar shareholder services.

                            DISTRIBUTION ARRANGEMENTS

        Federated Securities Corp. ("FSC"), an affiliate of FIMCO, is the principal distributor for shares of both the Successor Fund and the Fund. Except under certain circumstances, both Class A Shares of the Successor Fund and shares of the Fund are sold at net asset value, next determined after an order is received, plus a maximum sales charge of 4.50%. The Successor Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which the Successor Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Class A Shares to finance any activity which is principally intended to result in the sale of Class A Shares subject to the Distribution Plan. The Successor Fund does not anticipate making or accruing payments for Class A Shares under the Distribution Plan in the immediate future. The Fund does not have a Rule 12b-1 plan in effect and, accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of the Fund pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

                  PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

        The transfer agent and dividend disbursing agent for each of the Successor Fund and the Fund is FSSC. Procedures for the purchase, exchange and redemption of the Successor Fund's Class A Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the Fund's shares. Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Successor Fund's Class A Shares or the Fund's shares may be obtained from FSC, principal distributor for each of the Successor Fund and the Fund, at 1-800-245-5051, option one. Set forth below is a brief listing of the significant purchase, exchange and redemption procedures applicable to the Successor Fund's Class A Shares and the Fund's shares.

        Purchases of Class A Shares of the Successor Fund may be made through an investment professional or, once an account has been established, by wire or check. Purchases of shares of the Fund may be made through Central Carolina Bank and through certain broker/dealers under contract with FSC or directly by wire or check once an account has been established. The minimum initial investment in the Successor Fund is $1,500. Subsequent investments must be in amounts of at least $100. For purposes of the minimum initial investment, all Fund shareholder accounts maintained by FSC will be combined to meet the minimum investment requirement. The minimum initial investment in the Fund is $1,000. Subsequent investments must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Division of Central Carolina Bank for its fiduciary or custodial accounts. All accounts maintained by an institutional investor will be combined together to determine whether such minimum investment requirement is met. The Successor Fund and the Fund each reserves the right to reject any purchase request. In connection with the sale of shares of the Fund, FSC may from time to time offer certain items of nominal value to any shareholder.

        The purchase price of each of the Successor Fund's Class A Shares and the Fund's shares is based on net asset value, plus a sales charge. No sales charge will be imposed in connection with the issuance of Successor Fund shares to the Fund shareholders as a result of the Reorganization. Additionally, Class A Shares of the Successor Fund may be purchased at net asset value, with a sales charge, by the Trust Division of Central Carolina Bank for accounts in which the Trust Division holds or manages assets. Except in limited circumstances, the net asset value per share for each of the Successor Fund and the Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. Successor Fund purchase orders received from investment professionals before the close of trading on the NYSE may be entered at that day's price. Payment is normally required in three business days. Purchase orders for shares of the Successor Fund by wire are considered received upon receipt of the wire and begin earning dividends on the business day the wire is received. Successor Fund purchase orders received by check are considered received upon receipt of the check and shares begin earning dividends the next day. Purchase orders for shares of the Fund received from Central Carolina Bank and authorized brokers and dealers before 4:00 p.m. (Eastern time) may be entered at that day's price. Payment is normally required in three business days. If an order for shares of the Fund is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by the Fund's custodian, Fifth Third Bank. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares of the Fund purchased by check begin earning dividends on the business day after the check is converted into federal funds.

        Holders of Class A Shares of the Successor Fund have exchange privileges with respect to Class A shares in other funds for which subsidiaries or affiliates of Federated Investors serve as investment adviser (collectively, the "Federated Funds"). The exchange is subject to any initial or subsequent investment amounts of the fund into which the exchange is being made. Exercise of the exchange privilege is treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Holders of shares of the Fund have exchange privileges with respect to shares in CCB Equity Fund, CCB Bond Fund, Liberty U.S. Government Money Market Trust and Federated American Leaders Fund, Inc., each of which has different investment objectives and policies. Holders of shares of the Fund who exercise this exchange privilege must exchange shares having a net asset value of at least $1,000. Exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any applicable sales charge on shares of the fund to be acquired in the exchange. Exercise of the exchange privilege is treated as a redemption and new purchase for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Successor Fund or the Fund, as appropriate.

        Redemptions of Successor Fund Class A Shares may be made through an investment professional, by telephone or by mailing a written request, or through the Successor Fund's systematic withdrawal program. A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares of the Successor Fund redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advanced payment on the transaction. This contingent deferred sales charge would not be applicable to shares of the Successor Fund acquired under the proposed Reorganization. Redemptions of Fund shares may be made through Central Carolina Bank or the Fund, by telephone or by mailing a written request, or through the Fund's systematic withdrawal program. Class A Shares of the Successor Fund and shares of the Fund are each redeemed at their net asset value, less any applicable contingent deferred sales charge for Class A Shares of the Successor Fund, next determined after the redemption request is received on each day on which the fund computes its net asset value. Proceeds will ordinarily be distributed by check within seven days after receipt of a redemption request.

          COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

        Each of the Trust and MSIT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Trust and of shareholders of MSIT relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MSIT.

        MSIT is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Successor Fund is a portfolio of MSIT and has one class of shares, known as Class A Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Fund is a portfolio of the Trust and has only one class of shares.

        Neither the Trust nor MSIT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MSIT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MSIT, as the case may be. Each share of the Trust and MSIT is entitled to one vote. All shares of each portfolio or class in each of MSIT and the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio of class are entitled to vote.

        Under certain circumstances, shareholders of the Fund and shareholders of the Successor Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MSIT, respectively. To protect their shareholders, the Trust and MSIT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MSIT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MSIT or their respective Trustees enter into or sign.

        In the unlikely event a shareholder is held personally liable for the Fund's or the Successor Fund's obligations, each of the Fund and the Successor Fund is required to use its property to protect or compensate the shareholder. On request, the Fund or the Successor Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Successor Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MSIT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MSIT.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

                    PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-half of the issued and outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. Under the Investment Company Act of 1940 (the "1940 Act"), however, which governs this transaction, matters subject to the requirements of the 1940 Act, including the Reorganization, are determined on the basis of a percentage of votes present at the Meeting, which would have the effect of treating abstentions and "broker non-votes" as if they were votes against the Reorganization.

        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment of all other proxies that they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

                         DISSENTER'S RIGHTS OF APPRAISAL

        Shareholders of the Fund objecting to the Proposal have no appraisal rights under the Fund's Declaration of Trust or Massachusetts law.

                              BENEFICIAL OWNERSHIP

        Officers and Trustees of the Trust own less than 1% of the Fund's outstanding shares.

        At the close of business on the Record Date, the following shareholder of record owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund: Central Carolina Bank & Trust Company, Durham, North Carolina, owned approximately ______ shares (_____%).

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to CCB Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
          AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                           By Order of the Board of Trustees,
                                           John W. McGonigle
                                           Secretary

June 18, 1999

                                    CCB FUNDS

INVESTMENT ADVISER

CENTRAL CAROLINA BANK AND TRUST COMPANY 111 Corcoran Street Durham, North Carolina 27702

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED ADMINISTRATIVE SERVICES

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip 682365101

(________/99)

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

992785 v3; L@1D03!.DOC
992785 v3; L@1D03!.DOC

                                       A-1

                      AGREEMENT AND PLAN OF REORGANIZATION

        AGREEMENT AND PLAN OF REORGANIZATION dated as of May __, 1999 (the "Agreement") between CCB Funds, a Massachusetts business trust ("CCB"), on behalf of its portfolio CCB North Carolina Municipal Securities Fund (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 and Municipal Securities Income Trust, a Massachusetts business trust ("MSIT"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio Federated North Carolina Municipal Income Fund (the "Successor Fund").

        WHEREAS, the Board of Trustees of CCB and the Board of Trustees of MSIT have determined that it is in the best interests of CCB and MSIT, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

        WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

           1.     PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A Shares of the Successor Fund (the "Successor Fund Shares"), to be issued by MSIT, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, MSIT shall credit the Successor Fund Shares to the Fund's account on the share record books of MSIT and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to MSIT's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

                  (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, MSIT's custodian (the "Custodian"), for the account of MSIT and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of MSIT and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of MSIT and the Successor Fund.

                  (c) The Fund will pay or cause to be paid to MSIT any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to MSIT and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

                  (d) The Exchange Date shall be July 23, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its termination.

     2. CCB'S REPRESENTATIONS AND WARRANTIES. CCB, on behalf of the Fund, represents and warrants to and agrees with MSIT, on behalf of the Successor Fund, as follows:

                  (a) CCB is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by CCB and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the CCB's Declaration of Trust or By-Laws or any agreement or arrangement to which the Fund is a party or by which it is bound.

                  (c) CCB is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, CCB will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. MSIT'S REPRESENTATIONS AND WARRANTIES. MSIT, on behalf of the Successor Fund, represents and warrants to and agrees with CCB, on behalf of the Fund, as follows:

                  (a) MSIT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by MSIT and is valid and binding on MSIT, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate MSIT's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) MSIT is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to MSIT's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No MSIT or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

           4. MSIT'S CONDITIONS PRECEDENT. The obligations of MSIT hereunder with respect to the Successor Fund shall be subject to the following conditions:

                  (a) CCB shall have furnished to MSIT a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Time.

                  (b) As of the Exchange Date, all representations and warranties of CCB made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

           5. CCB'S CONDITIONS PRECEDENT. The obligations of CCB hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of MSIT made in the Agreement shall be true and correct as if made at and as of such date, and that MSIT shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

           6. MSIT'S AND CCB'S CONDITIONS PRECEDENT. The obligations of both MSIT and CCB hereunder shall be subject to the following conditions:

                  (a) The post-effective amendment to MSIT's Registration Statement on Form N-1A relating to the Successor Fund under the 1933 Act and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of MSIT to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

                  (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

                  (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

           Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

           7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of CCB or the Board of Trustees of MSIT at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of CCB or the Board of Trustees of MSIT, make proceeding with this Agreement inadvisable.

                  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of MSIT or the Trustees, officers or shareholders of CCB, in respect of this Agreement.

           8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of MSIT, and any of the conditions set forth in Section 5 may be waived by the Board of CCB, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of CCB and MSIT if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

           9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of CCB and MSIT, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

           11.    CAPACITY OF TRUSTEES, ETC.

                  (a)(i) The names "CCB Funds" and "Board of Trustees of CCB Funds" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under CCB's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of CCB. The obligations of CCB entered into in the name or on behalf of the Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of CCB or the Fund personally, but bind only the Fund's trust property, and all persons dealing with any portfolio of shares of CCB must look solely to the trust property belonging to such portfolio for the enforcement of any claims against CCB.

                    (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of CCB shall be liable with respect thereto.

                  (b)(i) The names "Municipal Securities Income Trust" and "Board of Trustees of Municipal Securities Income Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under MSIT's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of MSIT. The obligations of MSIT entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of MSIT personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of MSIT must look solely to the trust property belonging to such portfolio for the enforcement of any claims against MSIT.

                    (ii) Both parties specifically acknowledge and agree that any liability of MSIT under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of MSIT shall be liable with respect thereto.

           12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           IN WITNESS WHEREOF, CCB and MSIT have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

ATTEST:                CCB FUNDS, on behalf of its portfolio, CCB

                       North Carolina Municipal Securities Fund

---------------------- --------------------------------------------
                       Title:

ATTEST:                MUNICIPAL SECURITIES INCOME TRUST, on behalf

                       of its portfolio, Federated North Carolina
                       Municipal Income Fund

---------------------- --------------------------------------------
                       Title:

992785 v3; L@1D03!.DOC
992785 v3; L@1D03!.DOC

                                       B-1

                                    EXHIBIT B

      FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

     BORROWING MONEY AND ISSUING SENIOR SECURITIES

     The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

     UNDERWRITING

     The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

     INVESTING IN REAL ESTATE

     The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     INVESTING IN COMMODITIES

     The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transaction involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     LENDING CASH OR SECURITIES

     The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     CONCENTRATION OF INVESTMENTS

     The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

NONFUNDAMENTAL INVESTMENT LIMITATIONS

     BUYING ON MARGIN

     The Fund will not purchase any securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     PLEDGING ASSETS

     The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     CONCENTRATION OF INVESTMENTS

     In applying the Fund's fundamental policy regarding Concentration of
     Investments: (1) utility companies will be divided according t their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

     INVESTING IN ILLIQUID SECURITIES

     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options and certain restricted securities and municipal leases determined by the Board of Trustees not to be liquid.

992785 v3; L@1D03!.DOC
992785 v3; L@1D03!.DOC

                                       C-1

                                    EXHIBIT C

       CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

     SELLING SHORT AND BUYING ON MARGIN

     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     ISSUING SENIOR SECURITIES AND BORROWING MONEY

     The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     PLEDGING ASSETS

     The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

     UNDERWRITING

     The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     INVESTING IN REAL ESTATE

     The Fund will not buy or sell real estate including limited partnership interests, although it may invest in municipal bonds secured by real estate or interests in real estate.

     INVESTING IN COMMODITIES

     The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.

     LENDING CASH OR SECURITIES

     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. The Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or the Declaration of Trust.

     CONCENTRATION OF INVESTMENTS

     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

NONFUNDAMENTAL INVESTMENT LIMITATIONS

     INVESTING IN ILLIQUID SECURITIES

     The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options and certain restricted securities and municipal leases determined by the Board of Trustees not to be liquid.

     WRITING COVERED CALL OPTION AND PURCHASING PUT OPTIONS

     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.

     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, (formerly, 111 Corcoran North Carolina Municipal Securities Fund) a portfolio of CCB FUNDS, (formerly, 111 Corcoran Funds) SPECIAL MEETING OF SHAREHOLDERS July 22, 1999

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, (formerly, 111 Corcoran North Carolina Municipal Securities Fund) a portfolio of CCB FUNDS, (formerly, 111 Corcoran Funds)

CUSIP NO. 682365101

The undersigned shareholder(s) of the CCB North Carolina Municipal Securities Fund, a portfolio of CCB Funds (the "CCB Fund"), hereby appoint(s) C. Grant Anderson, Patricia F. Conner, Antoinette D. Brkovich, Susan M. Jones and Ann M. Scanlon or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the CCB Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 at 2:00 p.m. (local time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

PROPOSAL

TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE CCB FUNDS, ON BEHALF OF ITS PORTFOLIO CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, AND MUNICIPAL SECURITIES INCOME TRUST, ON BEHALF OF ITS PORTFOLIO FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  X

KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.

CCB NORTH CAROLINA MUNICIPAL SECURITIES FUND, a portfolio of

CCB FUNDS

RECORD DATE SHARES: _________________

                              VOTE ON THE PROPOSAL

                             FOR                AGAINST            ABSTAIN

Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

-----------------------------------


-----------------------------------
Signature(s) of Shareholder(s)

Date: ______________________________